UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2005

International Steel Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875

(State or Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

4020 Kinross Lakes Parkway, Richfield, Ohio 44286-9000
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(330) 659-9100

N.A.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 15, 2005, Mittal Steel Company N.V. (“Mittal Steel”) and International Steel Group Inc. (“ISG”) issued a press release announcing the completion of the merger of ISG. In addition, the press release set forth the final exchange ratio and information about the deadline for ISG stockholders to submit merger consideration elections regarding the stock and cash consideration they elect to receive for their shares of ISG common stock in connection with the merger.

A copy of the press release is attached here as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press release, dated as of April 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2005
INTERNATIONAL STEEL GROUP INC.

	By	/s/ Carlos M. Hernandez
Name: Carlos M. Hernandez
Title: General Counsel and
Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release, dated as of April 15, 2005.